UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2013

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

August 2013

Report to Fellow Shareholders:

Market Overview

     The high yield market reached historic record levels in May before retreating following the surprise comments from Federal Reserve Chairman Bernanke regarding tapering of the Quantitative Easing (QE) program. The Bank of America Merrill Lynch (BAML) U.S. High Yield Index dropped to a historic low yield-to-worst of 4.99% in May from just 6.11% at the beginning of 2013. Bernanke’s comments had an immediate impact on investors leading to profit-taking on positions held; most of which was generated from the Federal Reserve’s massive easing program implemented to offset the negative impact from the 2008 financial crisis. It has been debated throughout the life of the QE program whether investors continued to add to risk assets largely based on the Fed’s easing policy or other fundamental reasons. The rapid pullback in stock and bond prices from investor selling gave greater credence to the belief the Fed’s policy had a greater influence than other factors. The basic fear the Fed was about to remove the punchbowl ended the party in rapid manner.

     The market returns for various time periods ended June 30, 2013 and select calendar years are shown in the chart below:

				Annualized
		6 Mo.	1 Year	3 Year	5 Year
BAML Market Benchmark:
U.S. High Yield Constrained Index		1.50%	9.57%	10.38%	10.70%
BAML U.S. Bond Indices:
CCC & Lower High Yield Index		5.13%	14.75%	12.02%	13.08%
Single-B High Yield Index		1.49%	9.69%	10.39%	8.47%
BB High Yield Index		0.06%	7.38%	9.73%	10.40%
BBB Corporate Index		-3.30%	2.90%	6.84%	8.88%

		Calendar Years
	2012	2011	2010	2009	2008
BAML Market Benchmark:
U.S. High Yield Constrained Index	15.55%	4.37%	15.07%	58.10%	-26.11%
BAML U.S. Bond Indices:
CCC & Lower High Yield Index	20.27%	-1.40%	18.42%	96.79%	-38.30%
Single-B High Yield Index	15.02%	4.65%	13.99%	47.64%	-28.02%
BB High Yield Index	14.36%	6.12%	14.93%	45.21%	-19.20%
BBB Corporate Index	11.98%	8.12%	10.88%	31.42%	-11.05%

     Based on the belief that interest rates would rise as the Fed began the process of reducing the amount of QE, bonds with greater sensitivity to interest rates fell in value. Bond securities more tightly correlated to moves in Treasury securities and longer duration dropped the most. In the chart above one can note that the higher quality BB-rated bonds significantly underperformed the lower-quality CCC bonds significantly during the six-month period ending June 30, 2013, as well as the twelve-month period. This is a powerful shift in investor psychology. If the view becomes firmly established interest rates may begin to rise steadily to the point investors feel the higher rates should begin to slow economic growth. That specific level is difficult to quantify at this time.

Outlook

     We do not foresee any immediate risk of price decline in the high yield market, but expect a more moderate return this year. History is against the odds of a coupon like return but the combination of low interest rates, a modestly improving economy and generally improving corporate fundamentals should allow the high yield market to achieve this level of return. We noted in our previous letter there was a risk of higher rates at some point in the not too distant future. It certainly appears to be the beginning of a trend toward higher rates, although we believe it to be more gradual than current market predictions. The high yield market has historically absorbed a certain amount of interest rate risk, but current spreads will not allow for as much cushion as they have in the past. Outside of an overly large rise in rates, we expect high yield securities to achieve positive returns in 2013.

Performance

     Nicholas High Income Fund – Class I produced a net return of 1.41% for the six-month period ended June 30, 2013. Returns for Nicholas High Income Fund, Inc. –Class I and N and selected indices are provided in the chart below for the periods ended June 30, 2013. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. – Class I	1.41%	7.32%	9.80%	7.69%	6.74%
Nicholas High Income Fund, Inc. –
Class N (linked to Class I)	1.32%	6.99%	9.42%	7.40%	6.34%
BAML U.S. High Yield Constrained Index	1.50%	9.57%	10.38%	10.70%	8.75%
BAML BB-B U.S. High Yield Index	0.77%	8.53%	10.07%	9.42%	7.99%
Morningstar High Yield
Bond Funds Category	1.40%	9.04%	9.65%	8.65%	7.49%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$10,141	$10,732	$13,236	$14,486	$19,201
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class N	$10,132	$10,699	$13,101	$14,290	$18,493
Fund’s Class I Expense Ratio (from 04/30/13 Prospectus): 0.66%
Fund’s Class N Expense Ratio (from 04/30/13 Prospectus): 1.01%

The Fund’s expense ratios for the period ended June 30, 2013 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The returns earned by the Fund are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns and less downside risk to investors.

     We remain committed to the Fund’s long-term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

Lawrence J. Pavelec, CFA
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions – You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating, at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of a rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.

The Bank of America Merrill Lynch U.S. High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Index but limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch BB-B U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through B3.

The Bank of America Merrill Lynch Single-B U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated B1 through B3.

The Bank of America Merrill Lynch BB U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through BB3.

The Bank of America Merrill Lynch CCC & Lower U.S. High Yield Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC and lower.

The Bank of America Merrill Lynch U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of a rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch BBB U.S. Corporate Index is a subset of the Bank of America Merrill Lynch U.S. Corporate Index including all securities rated BBB1 through BBB3.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Duration – a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield-to-Worst – The lowest potential yield that can be received on a bond without the issuer actually defaulting.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization OAS – Option Adjusted Spread Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCINX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2013			Years Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.86		$9.28	$9.52	$9.09	$7.18	$10.18
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.30		.64	.69	.74	.66	.71
Net gain (loss) on securities
(realized and unrealized)	(.16)		.58	(.22)	.41	1.91	(3.00)
Total from
investment operations	.14		1.22	.47	1.15	2.57	(2.29)
LESS DISTRIBUTIONS
From net investment income	(.14)		(.64)	(.71)	(.72)	(.66)	(.71)
NET ASSET VALUE,
END OF PERIOD	$9.86		$9.86	$9.28	$9.52	$9.09	$7.18

TOTAL RETURN	1.41	%(1)	13.36%	4.93%	12.99%	36.42%	(23.36)%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$100.6		$103.0	$93.8	$91.6	$88.6	$65.2
Ratio of expenses
to average net assets	.68	%(2)	.66%	.72%	.74%	.73%	.77%
Ratio of net investment income
to average net assets	5.90	%(2)	6.52%	7.44%	7.74%	8.12%	7.70%
Portfolio turnover rate	55.51	%(2)	62.31%	61.19%	78.23%	88.33%	61.42%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2013			Years Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.98		$9.39	$9.64	$9.18	$7.24	$10.06
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.29		.61	.66	.69	.63	.52
Net gain (loss) on securities
(realized and unrealized)	(.15)		.59	(.23)	.44	1.94	(2.82)
Total from
investment operations	.14		1.20	.43	1.13	2.57	(2.30)
LESS DISTRIBUTIONS
From net investment income	(.14)		(.61)	(.68)	(.67)	(.63)	(.52)
NET ASSET VALUE,
END OF PERIOD	$9.98		$9.98	$9.39	$9.64	$9.18	$7.24

TOTAL RETURN	1.32	%(1)	12.96%	4.45%	12.56%	36.15%	(23.33)%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$4.4		$9.3	$2.6	$3.4	$16.2	$.09
Ratio of expenses
to average net assets	1.03	%(2)	1.01%	1.06%	1.06%	1.06%	1.06%
Ratio of net investment income
to average net assets	5.57	%(2)	6.15%	7.07%	7.34%	7.67%	6.72%
Portfolio turnover rate	55.51	%(2)	62.31%	61.19%	78.23%	88.33%	61.42%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
June 30, 2013 (unaudited)

Percentage
Name	of Net Assets
Wok Acquisition Corp	2.10%
CDW LLC	2.05%
CEMEX, S.A.B. de C.V	2.01%
ServiceMaster Company (The)	1.90%
FMG Resources Pty Ltd	1.68%
Dean Foods Company	1.61%
CommScope, Inc	1.53%
Florida East Coast Railway Corp	1.51%
LINN Energy, LLC	1.50%
Intelsat Jackson Holdings S.A	1.49%
Total of top ten	17.38%

Sector Diversification (as a percentage of portfolio) June 30, 2013 (unaudited)

Fund Expenses

For the six month period ended June 30, 2013 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	12/31/12	06/30/13	01/01/13 - 06/30/13
Actual	$1,000.00	$1,014.10	$3.39
Hypothetical	1,000.00	1,021.64	3.40
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 180 then divided by 364 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended June 30, 2013 (unaudited)

Class N
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period**
	12/31/12	06/30/13	01/01/13 - 06/30/13
Actual	$1,000.00	$1,013.20	$5.13
Hypothetical	1,000.00	1,019.91	5.14
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 180 then divided by 364 to reflect the one-half year period.

Schedule of Investments
June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.37%
	Automotive – Parts & Equipment — 3.17%
$1,500,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	$1,522,500
1,000,000	Goodyear Tire & Rubber Company (The) 8.25%, 08/15/20	1,095,000
675,000	Visteon Corporation 6.75%, 04/15/19	710,437
		3,327,937
	Banking — 0.80%
1,000,000	BAC Capital Trust XIV Floating Rate Preferred Hybrid
	Income Term Securities 4.00%, 09/29/49(1)	840,000
	Basic Industry – Building Materials — 3.03%
500,000	Associated Materials, LLC 9.125%, 11/01/17	525,000
1,000,000	CEMEX, S.A.B. de C.V. 144A restricted, 9.00%, 01/11/18	1,050,000
1,045,000	CEMEX, S.A.B. de C.V. 144A restricted,
	Floating Rate Senior Notes, 5.2836%, 09/30/15(2)	1,063,287
500,000	USG Corporation 144A restricted, 7.875%, 03/30/20	545,000
		3,183,287
	Basic Industry – Chemicals — 0.47%
500,000	Ashland Inc. 144A restricted, 3.875%, 04/15/18	495,000
	Basic Industry – Forestry & Paper — 2.03%
1,500,000	Cascades Inc. 7.75%, 12/15/17	1,563,750
500,000	Potlatch Corporation 144A restricted, 7.50%, 11/01/19	570,000
		2,133,750
	Basic Industry – Metal/Mining Excluding Steel — 2.92%
250,000	American Rock Salt Company LLC 144A restricted, 8.25%, 05/01/18	237,500
500,000	Cloud Peak Energy Resources LLC 8.25%, 12/15/17	526,250
500,000	Cloud Peak Energy Resources LLC 8.50%, 12/15/19	532,500
1,750,000	FMG Resources Pty Ltd 144A restricted, 7.00%, 11/01/15	1,767,500
		3,063,750
	Basic Industry – Steel Producers & Products — 0.47%
500,000	United States Steel Corporation 7.375%, 04/01/20	492,500
	Capital Goods – Aerospace & Defense — 1.24%
1,250,000	ManTech International Corporation 7.25%, 04/15/18	1,300,000
	Capital Goods – Diversified — 1.53%
1,000,000	Park-Ohio Industries, Inc. 8.125%, 04/01/21	1,085,000
500,000	Titan International, Inc. 144A restricted, 7.875%, 10/01/17	525,000
		1,610,000
	Capital Goods – Machinery — 0.72%
750,000	Manitowoc Company, Inc. (The) 5.875%, 10/15/22	753,750

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.37% (continued)
	Capital Goods – Packaging — 2.36%
$1,000,000	Berry Plastics Corporation 9.50%, 05/15/18	$1,087,500
1,250,000	Sealed Air Corporation 144A restricted, 8.125%, 09/15/19	1,393,750
		2,481,250
	Consumer Cyclical – Apparel and Textiles — 1.03%
1,000,000	Levi Strauss & Co. 7.625%, 05/15/20	1,080,000
	Consumer Cyclical – Household & Leisure Products — 1.01%
1,000,000	Tempur-Pedic International Inc.
	144A restricted, 6.875%, 12/15/20	1,055,000
	Consumer Cyclical – Restaurants — 4.90%
197,000	CKE Restaurants, Inc. 11.375%, 07/15/18	203,651
1,275,000	Landry’s, Inc. 144A restricted, 9.375%, 05/01/20	1,345,125
1,220,000	NPC International, Inc. 10.50%, 01/15/20	1,398,425
2,000,000	Wok Acquisition Corp. 144A restricted, 10.25%, 06/30/20	2,200,000
		5,147,201
	Consumer Cyclical – Specialty Retail — 2.38%
500,000	Coinstar, Inc. 144A restricted, 6.00%, 03/15/19	499,375
1,000,000	J.Crew Group, Inc. 8.125%, 03/01/19	1,050,000
1,000,000	Rent-A-Center, Inc. 144A restricted, 4.75%, 05/01/21	947,500
		2,496,875
	Consumer Non-Cyclical – Beverage — 0.99%
1,250,000	Innovation Ventures, LLC 144A restricted, 9.50%, 08/15/19	1,040,625
	Consumer Non-Cyclical – Food-Wholesale — 4.29%
1,500,000	Dean Foods Company 9.75%, 12/15/18	1,695,000
1,000,000	Hawk Acquisition Sub, Inc. 144A restricted, 4.25%, 10/15/20	956,250
1,000,000	Pinnacle Foods Finance LLC 144A restricted, 4.875%, 05/01/21	955,000
350,000	Shearer’s Foods, LLC and Chip Finance Corp.
	144A restricted, 9.00%, 11/01/19	370,125
500,000	Wells Enterprises, Inc. 144A restricted, 6.75%, 02/01/20	523,750
		4,500,125
	Consumer Non-Cyclical – Products — 3.01%
965,000	FGI Operating Company, LLC 144A restricted, 7.875%, 05/01/20	998,775
1,350,000	Libbey Glass Inc. 6.875%, 05/15/20	1,412,437
750,000	Sun Products Corporation (The) 144A restricted, 7.75%, 03/15/21	744,375
		3,155,587
	Energy – Exploration & Production — 5.53%
1,000,000	Cimarex Energy Co. 5.875%, 05/01/22	1,035,000
1,000,000	Forest Oil Corporation 7.25%, 06/15/19	940,000
250,000	Forest Oil Corporation 144A restricted, 7.50%, 09/15/20	237,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.37% (continued)
	Energy – Exploration & Production — 5.53% (continued)
$1,000,000	Halcon Resources Corporation 8.875%, 05/15/21	$970,000
1,500,000	LINN Energy, LLC 8.625%, 04/15/20	1,575,000
1,000,000	Stone Energy Corporation 8.625%, 02/01/17	1,042,500
		5,800,000
	Energy – Gas-Distribution — 1.28%
1,500,000	Rockies Express Pipeline LLC 144A restricted, 6.00%, 01/15/19	1,342,500
	Energy – Oil Field Equipment & Services — 6.73%
1,500,000	CHC Helicopter S.A. 9.25%, 10/15/20	1,537,500
1,500,000	Chesapeake Oilfield Operating, L.L.C.
	144A restricted, 6.625%, 11/15/19	1,485,000
500,000	Hercules Offshore, Inc. 144A restricted, 10.50%, 10/15/17	533,750
1,000,000	Hornbeck Offshore Services, Inc. 144A restricted, 5.00%, 03/01/21	927,500
500,000	Offshore Group Investment Limited 7.50%, 11/01/19	521,250
925,000	Parker Drilling Company 9.125%, 04/01/18	978,188
500,000	Petroleum Geo-Services ASA 144A restricted, 7.375%, 12/15/18	543,750
500,000	Pioneer Drilling Company 9.875%, 03/15/18	536,250
		7,063,188
	Energy – Oil Refining & Marketing — 0.96%
1,000,000	Tesoro Corporation 5.375%, 10/01/22	1,012,500
	Financial Services – Brokerage — 2.64%
1,500,000	Jefferies Finance LLC 144A restricted, 7.375%, 04/01/20	1,455,000
1,250,000	Oppenheimer Holdings Inc. 8.75%, 04/15/18	1,315,625
		2,770,625
	Financial Services – Consumer,
	Commercial & Lease Financing — 0.73%
750,000	International Lease Finance Corporation 6.25%, 05/15/19	770,625
	Financial Services – Investments &
	Miscellaneous Financial Services — 1.46%
1,000,000	Neuberger Berman Group LLC 144A restricted, 5.625%, 03/15/20	1,035,000
500,000	Nuveen Investments, Inc. 9.50%, 10/15/20	497,500
		1,532,500
	Healthcare – Facilities — 1.06%
1,039,000	Sabra Health Care Limited Partnership 8.125%, 11/01/18	1,114,328
	Healthcare – Medical Products — 2.05%
1,030,000	Fresenius Medical Care US Finance II, Inc.
	144A restricted, 5.625%, 07/31/19	1,071,200
500,000	Physio-Control International, Inc.
	144A restricted, 9.875%, 01/15/19	550,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.37% (continued)
	Healthcare – Medical Products — 2.05% (continued)
$500,000	Teleflex Incorporated 6.875%, 06/01/19	$527,500
		2,148,700
	Healthcare – Pharmaceuticals — 0.97%
1,000,000	Valeant Pharmaceuticals International, Inc.
	144A restricted, 7.00%, 10/01/20	1,020,000
	Industrials – Metals & Mining — 0.91%
1,000,000	Ausdrill Finance Pty Ltd 6.875%, 11/01/19	955,000
	Media – Cable — 0.99%
1,000,000	UPCB Finance III Limited 144A restricted, 6.625%, 07/01/20	1,035,000
	Media – Printing & Publishing — 0.49%
500,000	Deluxe Corporation 6.00%, 11/15/20	517,500
	Services – Gaming — 2.53%
500,000	Boyd Gaming Corporation 9.125%, 12/01/18	521,250
1,000,000	MGM Resorts International 8.625%, 02/01/19	1,130,000
1,000,000	Scientific Games International, Inc. 6.25%, 09/01/20	1,005,000
		2,656,250
	Services – Hotels — 0.50%
500,000	FelCor Escrow Holdings, L.L.C. 6.75%, 06/01/19	522,500
	Services – Leisure — 1.38%
1,500,000	Six Flags Entertainment Corporation 144A restricted, 5.25%, 01/15/21	1,447,500
	Services – Railroads — 1.51%
1,500,000	Florida East Coast Railway Corp. 144A restricted, 8.125%, 02/01/17	1,586,250
	Services – Support & Services — 4.77%
1,000,000	APX Group, Inc. 144A restricted, 6.375%, 12/01/19	950,000
1,000,000	DigitalGlobe, Inc. 144A restricted, 5.25%, 02/01/21	960,000
1,000,000	Interactive Data Corporation 10.25%, 08/01/18	1,105,000
2,000,000	ServiceMaster Company (The) 8.00%, 02/15/20	1,995,000
		5,010,000
	Services – Theaters & Entertainment — 0.92%
900,000	NAI Entertainment Holdings LLC 144A restricted, 8.25%, 12/15/17	963,000
	Services – Transportation Excluding Air & Rail — 1.05%
1,000,000	Swift Services Holdings, Inc. 10.00%, 11/15/18	1,105,000
	Technology & Electronics – Computer Hardware — 0.45%
500,000	Brocade Communications Systems, Inc.
	144A restricted, 4.625%, 01/15/23	470,000
	Technology & Electronics – Electronics — 0.48%
500,000	NXP B.V. 144A restricted, 5.75%, 02/15/21	506,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.37% (continued)
	Technology & Electronics – Software & Services — 3.40%
$1,500,000	GXS Worldwide, Inc. 9.75%, 06/15/15	$1,528,125
1,000,000	iGATE Corporation 9.00%, 05/01/16	1,040,000
1,000,000	SunGard Data Systems Inc. 144A restricted, 6.625%, 11/01/19	1,005,000
		3,573,125
	Technology & Electronics – Telecommunications Equipment — 3.57%
2,000,000	CDW LLC 8.50%, 04/01/19	2,150,000
1,500,000	CommScope, Inc. 144A restricted, 8.25%, 01/15/19	1,601,250
		3,751,250
	Telecommunications – Integrated & Services — 3.83%
809,000	Cincinnati Bell Inc. 8.375%, 10/15/20	831,248
500,000	CyrusOne LP 144A restricted, 6.375%, 11/15/22	512,500
1,000,000	Frontier Communications Corporation 8.50%, 04/15/20	1,102,500
1,500,000	Intelsat Jackson Holdings S.A. 7.25%, 04/01/19	1,569,375
		4,015,623
	Telecommunications – Wireless — 0.90%
1,000,000	Digicel Limited 144A restricted, 6.00%, 04/15/21	945,000
	Utility – Electric-Generation — 0.93%
900,000	Calpine Corporation 144A restricted, 7.875%, 07/31/20	976,500
	TOTAL NON-CONVERTIBLE BONDS
	(cost $91,977,515)	92,767,351
COMMON STOCKS — 4.94%
	Energy — 2.41%
40,100	Dorchester Minerals, L.P	982,049
30,000	Williams Partners L.P	1,548,000
		2,530,049
	Financials – Real Estate — 2.45%
20,500	Digital Realty Trust, Inc	1,250,500
5,000	National Retail Properties, Inc	172,000
121,541	Summit Hotel Properties, Inc	1,148,563
		2,571,063
	Other — 0.06%
500	iShares iBoxx $ High Yield Corporate Bond Fund(3)	45,430
500	SPDR Barclays Capital High Yield Bond ETF(3)	19,745
		65,175
	Utilities — 0.02%
500	Wisconsin Energy Corporation	20,495
	TOTAL COMMON STOCKS
	(cost $5,089,321)	5,186,782

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
CONVERTIBLE PREFERRED STOCK — 0.53%
	Financials – Diversified — 0.53%
500	Bank of America Corporation 7.25% Non-Cumulative
	Convertible Preferred Stock, Series L
	(cost $592,750)	$556,875
SHORT-TERM INVESTMENTS — 4.48%
	Commercial Paper — 3.54%
$1,000,000	Consolidated Edison, Inc. 0.30%, 07/01/13	1,000,000
1,000,000	Wisconsin Energy Corporation 0.26%, 07/01/13	1,000,000
540,000	Bayer AG 0.23%, 07/02/13	539,996
500,000	Johnson Controls, Inc. 0.23%, 07/02/13	499,997
675,000	Apache Corporation 0.30%, 07/03/13	674,989
		3,714,982
	Variable Rate Security — 0.94%
985,418	Fidelity Institutional Money Market Fund – Class I	985,418
	TOTAL SHORT-TERM INVESTMENTS
	(cost $4,700,400)	4,700,400
	TOTAL INVESTMENTS
	(cost $102,359,986) — 98.32%	103,211,408
	OTHER ASSETS, NET OF LIABILITIES — 1.68%	1,763,854
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$104,975,262

(1)	The greater of (i) 3-month LIBOR plus 0.40% and (ii) 4.00%; such rate being reset quarterly.
(2)	Resets quarterly, equal to three-month LIBOR plus 5.00%.
(3)	Exchange traded fund.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

ASSETS
Investments in securities at value (cost $102,359,986)	$103,211,408
Receivables —
Dividend and interest	1,722,469
Capital stock subscription	115,064
Total receivables	1,837,533
Other	12,685
Total assets	105,061,626

LIABILITIES
Payables —
Due to adviser —
Management fee	36,016
Accounting and administrative fee	3,836
Total due to adviser	39,852
12b-1 and servicing fee	14,455
Other payables and accrued expense	32,057
Total liabilities	86,364
Total net assets	$104,975,262

NET ASSETS CONSIST OF
Paid in capital	$110,921,459
Net unrealized appreciation on investments	851,422
Accumulated net realized loss on investments	(8,496,684)
Accumulated undistributed net investment income	1,699,065
Total net assets	$104,975,262

Class I:
Net assets	$100,609,220
Shares outstanding	10,199,070
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$9.86

Class N:
Net assets	$4,366,042
Shares outstanding	437,575
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$9.98

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2013 (unaudited)

INCOME
Interest	$3,470,580
Dividend	134,514
Other	119,970
Total income	3,725,064

EXPENSES
Management fee	243,346
Registration fee	30,277
Transfer agent fees	27,848
Accounting and administrative fees	24,657
Audit and tax fees	14,662
Accounting system and pricing service fees	12,382
12b-1 fees – Class N	11,943
Printing	9,113
Directors’ fees	6,250
Legal fees	5,508
Service fees – Class N	4,777
Insurance	3,141
Custodian fees	2,931
Postage and mailing	1,903
Other operating expenses	2,892
Total expenses	401,630
Net investment income	3,323,434

NET REALIZED GAIN ON INVESTMENTS	1,684,347

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(3,120,821)
Net realized and unrealized loss on investments	(1,436,474)
Net increase in net assets resulting from operations	$1,886,960

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2013 (unaudited) and the year ended December 31, 2012

	Six Months Ended
	06/30/2013	Year Ended
	(unaudited)	12/31/2012
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$3,323,434	$7,343,633
Net realized gain on investments	1,684,347	1,419,152
Change in net unrealized
appreciation/depreciation on investments	(3,120,821)	5,039,135
Net increase in net assets
resulting from operations	1,886,960	13,801,920

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,505,312)	(6,721,823)
From net investment income – Class N	(151,357)	(650,602)
Total distributions	(1,656,669)	(7,372,425)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(306,568 and 3,114,137 shares, respectively)	3,091,601	30,014,304
Reinvestment of distributions – Class I
(127,484 and 607,693 shares, respectively)	1,296,510	5,929,442
Cost of shares redeemed – Class I
(679,619 and 3,380,902 shares, respectively)	(6,863,845)	(32,901,123)
Proceeds from shares issued – Class N
(586,820 and 2,446,544 shares, respectively)	5,986,511	23,970,255
Reinvestment of distributions – Class N
(14,480 and 64,626 shares, respectively)	149,141	638,248
Cost of shares redeemed – Class N
(1,096,897 and 1,854,905 shares, respectively)	(11,212,365)	(18,182,494)
Change in net assets derived
from capital share transactions	(7,552,447)	9,468,632
Total increase (decrease) in net assets	(7,322,156)	15,898,127

NET ASSETS
Beginning of period	112,297,418	96,399,291
End of period (including accumulated
undistributed net investment income
of $1,699,065 and $32,300, respectively)	$104,975,262	$112,297,418

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2013 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended December 31, 2012.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

Notes to Financial Statements (continued)
June 30, 2013 (unaudited)

assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$5,186,782
Convertible Preferred Stock(1)	556,875
Variable Rate Security	985,418
Level 2 –
Non-Convertible Bonds(1)	92,767,351
Commercial Paper	3,714,982
Level 3 –
None	—
Total	$103,211,408

* Other financial instruments include futures, forwards and swap contracts.
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended June 30, 2013 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)
June 30, 2013 (unaudited)

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended June 30, 2013 and the year ended December 31, 2012 was as follows:

	06/30/2013	12/31/2012
Distributions paid from:
Ordinary income	$1,656,669	$7,372,425

As of June 30, 2013, investment cost for federal tax purposes was $102,359,986 and the tax basis components of net assets were as follows:

Unrealized appreciation	$2,703,560
Unrealized depreciation	(1,852,138)
Net unrealized appreciation	$851,422

There were no differences between the book-basis and tax-basis components of net assets.

As of June 30, 2013, the Fund had no tax deferral of wash sale losses.

As of December 31, 2012, the Fund had capital loss carryforwards of approximately
$10,181,000, which expire as follows: $3,347,000 in 2016 and $6,834,000 in 2017.
To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

Notes to Financial Statements (continued)
June 30, 2013 (unaudited)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2013. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended June
30, 2013. At June 30, 2013, the fiscal years 2009 through 2012 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of June 30, 2013. There have been no significant subsequent events since June 30, 2013 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $3,010 for the period ended June 30, 2013 for legal services rendered by this law firm.

Notes to Financial Statements (continued)
June 30, 2013 (unaudited)

(3) Investment Transactions —
For the period ended June 30, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $28,950,332 and
$32,693,668, respectively.

(4) Concentration of Risk —
The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
	Per Share	Per Share		Investment(3)
Class I
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1987	18.20	2.3300		22,560
December 31, 1988	18.40	1.8550		25,164
December 31, 1989	17.20	1.9150		26,155
December 31, 1990	15.05	1.9850		25,886
December 31, 1991	16.70	1.7300		31,853
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
December 31, 2011	9.28	0.7070		95,354
December 31, 2012	9.86	0.6375		108,095
June 30, 2013	9.86	0.1439	(a)	109,625
Class N
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
December 31, 2011	9.39	0.6782		13,522
December 31, 2012	9.98	0.6062		15,275
June 30, 2013	9.98	0.1361	(a)	15,477

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)	Paid on April 30, 2013 to shareholders of record on April 29, 2013. The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)

In February 2013, the Board of Directors of the Fund renewed the one-year term of the
Investment Advisory Agreement by and between the Fund and the Adviser through February
2014. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December
31, 2012, the management fee was 0.43% and the Fund’s Class I and Class N total expense ratios (including the management fee) were 0.66% and 1.01%, respectively. In renewing the
Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s Class I expense ratio, which was the lowest in its overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings. In terms of the peer group data used for performance comparisons, the Fund’s Class I was ranked 5th, 5th, 5th and 5th out of 9 funds for the one-, three-, five- and ten-year periods ending December 31, 2012. The
Fund’s Class I had the lowest expense ratio among its peer group and ranked 4th in terms of
12-month yield out of the 9 funds.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds.
The Board reviewed the actual relative short-term and long-term performance of the Fund.
The Board agreed that the Fund demonstrated satisfactory performance relative to its peers.
The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The
Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board discussed the Fund’s relatively low fees, historical returns and risk profile and management’s strategies to improve the absolute and relative performance of the Fund. The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services.
The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: August 30, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: August 30, 2013

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: August 30, 2013